Trading properties	12 Months Ended
Jun. 30, 2024
Trading properties
Trading properties

11. Trading properties

Changes in the Group’s trading properties for the fiscal years ended June 30, 2024 and 2023 were as follows:

	Completed properties	Properties under development (i)	Undeveloped properties	Total
As of June 30, 2022	1,590	13,043	11,267	25,900
Additions	113	535	531	1,179
Currency translation adjustment	-	56	-	56
Transfers	546	-	(2,151)	(1,605)
Disposals	(40)	(1,586)	(947)	(2,573)
As of June 30, 2023	2,209	12,048	8,700	22,957
Additions	-	749	161	910
Currency translation adjustment	-	(1,062)	-	(1,062)
Disposals	(74)	(2,787)	-	(2,861)
As of June 30, 2024	2,135	8,948	8,861	19,944

	06.30.2024	06.30.2023
Non-current	19,533	22,422
Current	411	535
Total	19,944	22,957

(i) Includes Zetol and Vista al Muelle plots of land, with the former being mortgaged to secure Group's borrowings. The net book value amounted to ARS 8,257 and ARS 10,455 as of June 30, 2024 and 2023, respectively. During the fiscal year ended June 30, 2024, certain significant transactions related to the property took place, such as the sale of two plots by Vista al Muelle S.A. (“VAM”) to the Boating Trust and the debt with an unrelated counterparty was settled through a payment in kind by transferring units in Towers 1 and 2 of the Carrasco Boating complex, amounting USD 6.8 million. Additionally, we made progress with the Municipal Government of Canelones in the signing of a new master contract, certifying compensations of USD 4.5 million and redefining infrastructure and urban management obligations.